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                                  UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT July 19, 1999

                             Commission file number:
                                     0-22923

                           INTERNATIONAL ISOTOPES INC.
             (Exact name of registrant as specified in its charter)

         Texas                                           74-2763837
(State of incorporation)                    (IRS Employer Identification Number)

3100 Jim Christal Rd                                       76207
Denton, Texas                                            (Zip Code)
(Address of principal executive offices)


                                  940-484-9492
              (Registrant's telephone number, including area code)


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Item 5. Other Events - Investor Update

International Isotopes Inc., (the "Company") updated its investors on the Company's progress, and adjusted expectations for financial performance for fiscal year 1999. The Company issued a press release dated July 15, 1999 in which the Company revised its financial projections for the fiscal year 1999 as well as outlined a six-part action plan, which will be immediately implemented. A copy of the July 15, 1999 press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.



Item 7. Financial Statements and Exhibits

      (c) Exhibits

           99.1    Press Release dated July 15, 1999


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                International Isotopes Inc.
                                (Registrant)


                                By:  /s/ Joan Gillett
                                     ---------------------------------------
                                     Joan Gillett, CPA
                                     Chief Financial Officer

                                By:  /s/ Ira Lon Morgan, Ph.D.
                                     ---------------------------------------
                                     Ira Lon Morgan, Ph.D.
                                     Chairman of the Board
Date:  July 19, 1999


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                                 EXHIBIT INDEX


EXHIBIT
NUMBER                    DESCRIPTION
-------        ---------------------------------
 99.1          Press Release dated July 15, 1999